EXHIBIT 10.2


                                ESCROW AGREEMENT


         This Agreement is dated as of the 11th day of January, 2002 among Tech Laboratories, Inc., a New Jersey corporation (the "Company"), the parties identified on Schedule A hereto ("Holder" or "Holders"), and Grushko & Mittman, P.C. (the "Escrow Agent"):

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, the Company and Holder have entered into a Redemption and Conversion Agreement as of January 11th, 2002 ("Redemption Agreement") calling for the redemption and conversion of Notes and the payment to the Holders of the Redemption Funds and delivery of Conversion Shares; and

         WHEREAS, the parties hereto wish to arrange for the Company to deliver to the Escrow Agent the Redemption Funds and Conversion Shares; and

         WHEREAS, the Escrow Agent is willing to serve as escrow agent pursuant to the terms and conditions of this Agreement;

         NOW THEREFORE, the parties agree as follows:

                                    ARTICLE I

                                 INTERPRETATION

         1.1. DEFINITIONS. Whenever used in this Agreement, the following terms shall have the following respective meanings:

                  (a) "Agreement" means this Agreement and all amendments made hereto and thereto by written agreement between the parties;

                  (b) Capitalized terms employed in this Agreement shall have the same definitions employed in the Redemption Agreement, unless modified herein.

         1.2. ENTIRE AGREEMENT. This Agreement and the Redemption Agreement constitute the entire agreement between the parties hereto pertaining to the Escrow Agent's duties hereunder and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. There are no warranties, representations and other agreements made by the parties in connection with the subject matter hereof except as specifically set forth in this Agreement and Redemption Agreement.

         1.3. EXTENDED MEANINGS. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders. The word "person" includes an individual, body corporate, partnership, trustee or trust or unincorporated association, executor, administrator or legal representative.


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         1.4. WAIVERS AND AMENDMENTS. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

         1.5. HEADINGS. The division of this Agreement into articles, sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

         1.6. LAW GOVERNING THIS AGREEMENT. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Subject to Section 4.2, any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. All parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party (which shall be the party which receives an award most closely resembling the remedy or action sought) shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

         1.7. FEES. The Company shall pay the Escrow Agent a fee of $3,000 in connection with each Date of Redemption. This fee shall be paid by the Company together with or prior to the Company's deposit with the Escrow Agent of the Redemption Funds for the January 25, 2002, Date of Redemption.

                                   ARTICLE II

                         DELIVERIES TO THE ESCROW AGENT

         2.1. DELIVERY OF CONVERSION SHARES TO ESCROW AGENT. Prior to each Date of Redemption, the Company shall deliver to the Escrow Agent the Conversion Shares (if applicable) relative to such Date of Redemption as set forth on Schedule B to the Redemption Agreement. The amount of Conversion Shares, if any, which may be issued in connection with the April 25, 2002 Date of Redemption will be determined jointly by the Company and Escrow Agent consistant with the Redemption Agreement.

         2.2 DELIVERY OF REDEMPTION FUNDS AND ESCROW AGENT FEES TO ESCROW AGENT. Prior to each respective Date of Redemption, the Company shall deliver to the bank account of Escrow Agent identified below the appropriate Redemption Funds as set forth on Schedule B to the Redemption Agreement.

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                           Citibank, N.A.
                           ABA Number: 0210-00089
                           For Credit to:   Grushko & Mittman
                                            IOLA Trust Account
                                            Account Number: 45208884

                  The Company will deliver the Escrow Agent's fee described in
Section 1.7 above, by wire transfer to the account identified below:

                           Citibank, N.A.
                           ABA Number: 0210-00089
                           For Credit to:   Grushko & Mittman, Operating Account
                                            Account Number: 17347668

         2.3. INTENTION TO CREATE ESCROW OVER CONVERSION SHARES AND REDEMPTION FUNDS. The Holders and Company intend that any Redemption Funds and any Conversion Shares shall be held in escrow by the Escrow Agent pursuant to this Agreement for their benefit as set forth herein.

         2.4. ESCROW AGENT TO DELIVER CONVERSION SHARES AND REDEMPTION FUNDS. The Escrow Agent shall hold and release any Redemption Funds and any Conversion Shares only in accordance with the terms and conditions of this Agreement.

                                   ARTICLE III

                RELEASE OF REDEMPTION FUNDS AND CONVERSION SHARES

         3.1. RELEASE OF ESCROW. Subject to the provisions of Section 4.2, in connection with any Date of Redemption, the Escrow Agent shall release the Redemption Funds and Conversion Shares relating to such Date of Redemption as follows:

                  (a) Upon receipt by the Escrow Agent of the Redemption Funds and the Conversion Shares, if applicable, the Escrow Agent will release the Redemption Funds and Conversion Shares to the Holders to such accounts and addresses as the Holders shall inform the Escrow Agent in writing. In the event the Escrow Agent does not receive contrary instructions from the Holders, the Redemption Funds and Conversion Shares will be delivered to the addresses set forth on Schedule A hereto.

                  The Escrow Agent is instructed to deduct actual bank wire transfer fees from funds to be delivered to each recipient.

                  (b) In the event the Escrow Agent does not timely receive the Redemption Funds or Conversion Shares, then the Escrow Agent will promptly return to the Company such of the Redemption Funds or Conversion Shares that have been delivered.

                  (c) Upon receipt by the Escrow Agent of joint written instructions ("Joint Instructions") signed by the Company and the Holder, the Escrow Agent shall deliver the Redemption Funds and the Conversion Shares in accordance with the terms of the Joint Instructions.

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                  (d) Upon receipt by the Escrow Agent of a final and
non-appealable judgment, order, decree or award of a court of competent jurisdiction (a "Court Order"), the Escrow Agent shall deliver the Redemption Funds and the Conversion Shares in accordance with the Court Order. Any Court Order shall be accompanied by an opinion of counsel for the party presenting the Court Order to the Escrow Agent (which opinion shall be satisfactory to the Escrow Agent) to the effect that the court issuing the Court Order has competent jurisdiction and that the Court Order is final and non-appealable.

                  (e) THE ESCROW AGENT IS AUTHORIZED TO RELY ON ANY UNCONTRADICTED CALCULATION, NOTICE OR INFORMATION PROVIDED BY THE COMPANY OR HOLDER OR FROM ANY SOURCE WHEN DETERMINING THE AMOUNT OF CONVERSION SHARES TO BE RELEASED IN CONNECTION WITH THE APRIL 25, 2002 DATE OF REDEMPTION.

         3.2. ACKNOWLEDGEMENT OF COMPANY AND HOLDER; DISPUTES. The Company and the Holder acknowledge that the only terms and conditions upon which any Redemption Funds and any Conversion Shares are to be released are set forth in Sections 3 and 4 of this Agreement. The Company and the Holder reaffirm their agreement to abide by the terms and conditions of this Agreement with respect to the release of any Redemption Funds and any Conversion Shares. Any dispute with respect to the release of any Redemption Funds and any Conversion Shares shall be resolved pursuant to Section 4.2 or by agreement between the Company and the Holder.

                                   ARTICLE IV

                           CONCERNING THE ESCROW AGENT

         4.1. DUTIES AND RESPONSIBILITIES OF THE ESCROW AGENT. The Escrow Agent's duties and responsibilities shall be subject to the following terms and conditions:

                  (a) The Holder and Company acknowledge and agree that the Escrow Agent (i) shall not be responsible for or bound by, and shall not be required to inquire into whether either the Holder or Company is entitled to receipt of the Redemption Funds and Conversion Shares pursuant to any other agreement or otherwise; (ii) shall be obligated only for the performance of such duties as are specifically assumed by the Escrow Agent pursuant to this Agreement; (iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by the Escrow Agent in good faith to be genuine and to have been signed or presented by the proper person or party, without being required to determine the authenticity or correctness of any fact stated therein or the propriety or validity or the service thereof;
(iv) may assume that any person purporting to give notice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so; (v) shall not be under any duty to give the property held by Escrow Agent hereunder any greater degree of care than Escrow Agent gives its own similar property; and (vi) may consult counsel satisfactory to Escrow Agent, the opinion of such counsel to be full and complete authorization and protection in respect of any action taken, suffered or omitted by Escrow Agent hereunder in good faith and in accordance with the opinion of such counsel.

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                  (b) The Holder and Company acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and that the Escrow Agent shall not be liable for any action taken by Escrow Agent in good faith and believed by Escrow Agent to be authorized or within the rights or powers conferred upon Escrow Agent by this Agreement, except in the case of gross negligence or willful misconduct. The Holder and Company, jointly and severally, agree to indemnify and hold harmless the Escrow Agent and any of Escrow Agent's partners, employees, agents and representatives for any action taken or omitted to be taken by Escrow Agent or any of them hereunder, including the fees of outside counsel and other costs and expenses of defending itself against any claim or liability under this Agreement, except in the case of gross negligence or willful misconduct on Escrow Agent's part committed in its capacity as Escrow Agent under this Agreement. The Escrow Agent shall owe a duty only to the Holder and Company under this Agreement and to no other person.

                  (c) The Holder and Company jointly and severally agree to reimburse the Escrow Agent for its reasonable out-of-pocket expenses (including outside counsel fees, to the extent authorized hereunder) incurred in connection with the performance of its duties and responsibilities hereunder.

                  (d) The Escrow Agent may at any time resign as Escrow Agent hereunder by giving five (5) days prior written notice of resignation to the Holder and the Company. Prior to the effective date of the resignation as specified in such notice, the Holder and Company will issue to the Escrow Agent a Joint Instruction authorizing delivery of the Redemption Funds and Conversion Shares to a substitute Escrow Agent selected by the Holder and Company. If no successor Escrow Agent is named by the Holder and Company, the Escrow Agent may apply to a court of competent jurisdiction in the State of New York for appointment of a successor Escrow Agent, and to deposit any Redemption Funds and any Conversion Shares with the clerk of any such court.

                  (e) The Escrow Agent does not have and will not have any interest in the Redemption Funds and Conversion Shares, but is serving only as escrow agent, having only possession thereof.

                  (f) This Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent thereto and no implied duties or obligations shall be read into this Agreement.

                  (g) The Escrow Agent shall be permitted to act as counsel for the Holders or any of them, in any dispute as to the disposition of the Redemption Funds and or the Conversion Shares and in any other dispute between the Holder and Company, whether or not the Escrow Agent is then holding any Redemption Funds or Conversion Shares and continues to act as the Escrow Agent hereunder.

                  (h) The provisions of this Section 4.1 shall survive the resignation of the Escrow Agent or the termination of this Agreement.

         4.2. DISPUTE RESOLUTION: JUDGMENTS. Resolution of disputes arising under this Agreement shall be subject to the following terms and conditions:

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                  (a) If any dispute shall arise with respect to the delivery, ownership, right of possession or disposition of any Redemption Funds or any Conversion Shares, or if the Escrow Agent shall in good faith be uncertain as to its duties or rights hereunder, the Escrow Agent shall be authorized, without liability to anyone, to (i) refrain from taking any action other than to continue to hold all Redemption Funds and Conversion Shares pending receipt of a Joint Instruction from the Holder and Company, or (ii) deposit all Redemption Funds and Conversion Shares with any court of competent jurisdiction in the State of New York, in which event the Escrow Agent shall give written notice thereof to the Holder and the Company and shall thereupon be relieved and discharged from all further obligations pursuant to this Agreement. The Escrow Agent may, but shall be under no duty to, institute or defend any legal proceedings which relate to Redemption Funds or Conversion Shares. The Escrow Agent shall have the right to retain counsel if it becomes involved in any disagreement, dispute or litigation on account of this Agreement or otherwise determines that it is necessary to consult counsel.

                  (b) The Escrow Agent is hereby expressly authorized to comply with and obey any Court Order. In case the Escrow Agent obeys or complies with a Court Order, the Escrow Agent shall not be liable to the Holder and Company or to any other person, firm, corporation or entity by reason of such compliance.

                                    ARTICLE V

                                 GENERAL MATTERS

         5.1. TERMINATION. This escrow shall terminate (i) upon the release of all Redemption Funds and Conversion Shares deposited in escrow with the Escrow Agent, (ii) at any time upon the agreement in writing of the Holder and Company, or (iii) on April 26, 2002 in the event Redemption Funds and Conversion Shares (if applicable) have not been deposited by the Company with the Escrow Agent.

         5.2. NOTICES. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be sent by telecopy (with the sender's facsimile machine confirming transmission and a copy of the notice delivered by overnight courier, regular or certified mail) and shall be deemed to have been duly given (a) one (1) day after being sent, if sent by 5:00 P.M., New York time on a business day, or (b) the next business day if sent at any other time

(a)      If to the Company, to:

                  Tech Laboratories, Inc.
                  955 Belmont Avenue
                  North Haledon, NJ 07508
                  Telecopier: (973) 427-5455

         With a copy to (which communication shall not constitute notice):

                  Stursberg & Veith
                  405 Lexington Avenue, Suite 4949
                  New York, NY 10174-4902
                  Attn: Walter Stursberg, Esq.
                  Telecopier: (212) 922-0995

(b) If to the Holders, to the addresses and telecopier numbers on Schedule A hereto.

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

(c)      If to the Escrow Agent, to:

                  Grushko & Mittman, P.C.
                  Attorneys at Law
                  551 Fifth Avenue, Suite 1601
                  New York, New York 10176
                  Telecopier: (212) 697-3575

or to such other address as any of them shall give to the others by notice made pursuant to this Section 5.2. The Escrow Agent will not be chargable with knowledge of any notice or communication unless written notice has been given to the Escrow Agent in the manner described herein.

         5.3. INTEREST. The Redemption Funds shall not be held in an interest bearing account nor will interest be payable in connection therewith.

         5.4. ASSIGNMENT; BINDING AGREEMENT. Neither this Agreement nor any right or obligation hereunder shall be assignable by any party without the prior written consent of the other parties hereto. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and assigns.

         5.5. RESALE/ISSUANCE. Each Holder hereby notifies the Company that unless the Company is otherwise advised prior to the Date of Redemption, each Holder will have sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer all Conversion Shares in a BONA FIDE transaction to a third party that is not an affiliate of the Holder, and that the Holder will or will have caused the prospectus delivery requirements to have been satisfied. Accordingly, the Company agrees to deliver all Conversion Shares to the Escrow Agent without restrictive legend.

         5.6. INVALIDITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         5.7. COUNTERPARTS/EXECUTION. This Agreement may be executed in any number of counterparts and by different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by telecopier transmission.



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


         5.8. AGREEMENT. Each of the undersigned states that he has read the foregoing Escrow Agreement and understands and agrees to it.

                                         TECH LABORATORIES, INC. - the "Company"



                                         By: /s/ Bernard M. Ciongoli
                                             -----------------------------------


                                         /s/
                                         ---------------------------------------
                                         CELESTE TRUST REG.
                                         "Holder"


                                         /s/
                                         ---------------------------------------
                                         ESQUIRE TRADE & FINANCE, INC.
                                         "Holder"


                                         /s/
                                         ---------------------------------------
                                         THE ENDEAVOUR CAPITAL INVESTMENT
                                         FUND, S.A. - "Holder"



                                         ESCROW AGENT:

                                         /s/ Grushko & Mittman
                                         ---------------------------------------
                                         GRUSHKO & MITTMAN, P.C.





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                         SCHEDULE A TO ESCROW AGREEMENT

--------------------------------------------------------------------------------
HOLDER
--------------------------------------------------------------------------------
CELESTE TRUST REG.
C/o Trevisa-Treuhand-Anstalt
Landstrasse 8
Furstentums 9496
Balzers, Liechtenstein
Fax: 011-431-534-532895
--------------------------------------------------------------------------------
ESQUIRE TRADE & FINANCE, INC.
Trident Chambers
P.O. Box 146
Road Town, Tortola, B.V.I.
Fax: 011-41-41-760-1031
--------------------------------------------------------------------------------
THE ENDEAVOUR CAPITAL INVESTMENT FUND, S.A. - Subscriber
Cumberland House
27 Cumberland Street, Nassau
New Providence, The Bahamas
Fax: 1-284-494-3917
--------------------------------------------------------------------------------











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